EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form
S-8 No. 33-90792)  pertaining to the Provident  Financial Group, Inc. Retirement
Plan of our report dated June 25, 2003, with respect to the financial statements and schedules of the Provident Financial Group, Inc. Retirement Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                /s/Ernst & Young LLP

Cincinnati, Ohio
June 25, 2003